Supplement Dated September 9, 2008 to Prospectuses Dated September 3, 2008

Lincoln Life Flexible Premium Variable Life Account M

Products: Lincoln AssetEdgeSM VUL, Lincoln AssetEdgeSM Exec VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional Sub-Accounts offered under your policy.

A separate funds prospectus supplement for the funds underlying these new Sub-Accounts has also been prepared, and must be presented to you along with this product prospectus supplement.

Except as amended by this supplement, all information in your product prospectus applies.

The underlying funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

Brandes International Equity Fund: Long-term capital appreciation.

(Subadvised by Brandes Investment Partners, LP)

Business Opportunity Value Fund: Long-term capital appreciation.

(Subadvised by Iridian Asset Management LLC)

Frontier Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

Turner Core Growth Fund: Long-term capital appreciation.

(Subadvised by Turner Investment Partners, Inc.)

M Supplement 9/08